UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 31, 2006

TALEO CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-51299	52-2190418

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
575 Market Street, Eighth Floor
San Francisco, CA 94105
(Address of principal executive offices, including zip code)
(415) 538-9068
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
     On March 31, 2006, Taleo Corporation issued a press release re-affirming its previously issued guidance for the quarter ended December 31, 2005 and announcing its filing of a Form 12b-25 to extend the deadline for filing its Annual Report on Form 10-K for the year ending December 31, 2005 to allow additional time to complete its restatement of prior year financial results and finalize its 2005 financial statements. A copy of the press release issued by Taleo concerning the foregoing is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
     This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits

(c)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated March 31, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALEO CORPORATION
By:	/s/ Divesh Sisodraker
Divesh Sisodraker
Chief Financial Officer

Date: March 31, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated March 31, 2006